                                                                   Exhibit 10.46

                              FOURTH AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                                      AND
                     SECOND AMENDMENT TO PLEDGE AGREEMENT
                     ------------------------------------

     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT and SECOND AMENDMENT TO PLEDGE AGREEMENT (this "Fourth Amendment") is made and entered into as of the 31st day of March, 1997, by and among EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the Parent and such Subsidiaries herein collectively referred to as the "Borrowers" and, individually, as a "Borrower"), each of which Borrowers having its principal place of business at 1000 Crawford Place, Mount Laurel, New Jersey 08054 and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS, an Illinois banking corporation having its head office at 231 South LaSalle Street, Chicago, Illinois 60697 ("B of A") and such banks or other financial institutions which become a party hereto (each a "Bank," and, collectively, the "Banks"), and FNBB as Agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Banks and the Agent have entered into a Revolving Credit Agreement dated as of September 25, 1996 and amended by a First Amendment to Revolving Credit Agreement dated as of November 14, 1996, a Second Amendment to Revolving Credit Agreement dated as of November 26, 1996, and a Third Amendment to Revolving Credit Agreement and First Amendment to Pledge Agreement dated as of January 27, 1997 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
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                                      -2-

     1.   DEFINITIONS. Capitalized terms used herein without definition have the
          -----------
meanings ascribed to them in the Credit Agreement.

     2.   AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT. SCHEDULE 1 to the
          --------- -- -------- - -- --- ------ ---------
Credit Agreement is hereby amended to add Apex Waste Services, Inc. ("Apex"), Donno Company, Inc. ("Donno"), Residential Service, Inc. ("RSI"), Suffolk Waste Systems, Inc. ("Suffolk"), and NRT Realty Corp. ("NRT") each as a Subsidiary of the Parent and as a Borrower. An amended and restated SCHEDULE 1 is attached to this Fourth Amendment. The Borrowers represent and warrant that the entities listed on SCHEDULE 1 hereto are all of the Subsidiaries of the Parent, and that each such Subsidiary which is not identified as an inactive Subsidiary is a Borrower.

     3.   AMENDMENT TO (S)1.1 OF THE CREDIT AGREEMENT. The following definition
          --------- -- ------ -- --- ------ ---------
appearing in (S)1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "Proforma EBITDA. For any twelve month period, the Consolidated Net
           -------- ------
Income (or Deficit) of the Borrowers determined in accordance with GAAP, provided that, with respect to any Subsidiary (other than R & A Bender, Inc. ("Bender"), the Waste Services Companies (as defined in (S)7 of the Third Amendment to the Credit Agreement), or Apex) acquired within the past twelve months or to be acquired, the calculation of Consolidated Net Income (or Deficit) for the period prior to such Subsidiary's acquisition may include reference to such Subsidiary's historical financial statements (which have been reviewed and analyzed by the Parent in accordance with its standard due diligence practices and which are in form and substance satisfactory to the Banks) as such statements may be adjusted by agreement between the Banks and the Borrowers as if such Subsidiary had been owned for those twelve months, plus (a) interest expense, (b) income taxes, (c) depreciation and landfill depletion expenses, and (d) amortization expense, to the extent that each of the same has been deducted in calculating such Consolidated Net Income (or Deficit), plus the following amounts relating to Bender: (e) $4,400,000 for the fiscal quarter ending December 31, 1996, (f) $3,200,000 for the fiscal quarter ending March 31, 1997, (g) $2,000,000 for the fiscal quarter ending June 30, 1997, and (h) $800,000 for the fiscal quarter ending September 30, 1997, plus the following amounts relating to the Waste Services Companies: (i) $3,150,000 for the fiscal quarter ending March 31, 1997, (j) $2,100,000 for the fiscal quarter ending June 30, 1997, and (k) $1,050,000 for the fiscal quarter ending
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                                      -3-

     September 30, 1997, plus the following amounts relating to Apex: (1) $2,490,000 for the fiscal quarter ending March 31, 1997, and (m) $1,245,000 for the fiscal quarter ending June 30, 1997, but excluding onetime charges of not more than (x) $2,820,000 relating to the change of control onetime charges taken in the fiscal quarter ended June 30, 1996 and (y) $1,857,000 relating to pooling charges for the acquisition of Super Kwik taken in the fiscal quarter ended September 30, 1996."

     5.   AMENDMENT TO PLEDGE AGREEMENT. By executing this Fourth Amendment
          --------- -- ------ ---------
where indicated below, each of Apex, Donno, RSI, Suffolk, and NRT (i) hereby grants to the Agent for the benefit of the Banks, to secure the payment and performance of the Obligations, all of such Borrower's right title and interest in all Collateral (as defined in the Pledge Agreement), and (ii) agrees to be bound by the terms and conditions of the Pledge Agreement as if it were an original party thereto.

     6.   CONSENT TO APEX ACQUISITION. Any Event of Default which would
          ------- -- ---- -----------
otherwise occur under subclause (e) of (S)7.4 of the Credit Agreement as a result of the transaction described in the draft Reorganization Plan and Agreement (the "Reorganization Plan") dated March 24, 1997 by and among Apex Waste Services, Inc., Robert A. Kinsley, Scott R. Wagner, Dennis M. Grimm, William J. Holbrook, and Eastern Environmental Services, Inc. is hereby waived, provided that (a) the aggregate cash purchase price paid in connection therewith (including the amount of all Indebtedness assumed) shall not exceed $16,000,000, and (b) the Borrowers shall comply with all other provisions of (S)7.4 of the Credit Agreement and with (S)7.1 thereof.

     7.   RATIFICATION, ETC. Except as expressly amended hereby, the Credit
          ------------  ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment. This Fourth Amendment and the Pledge Agreement shall hereafter be read and construed together as a single document, and all references in the Pledge Agreement or any related agreement or instrument to the Pledge Agreement shall hereafter refer to the Pledge Agreement as amended by this Fourth Amendment.

     8.   GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND
          --------- ---
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     9.   COUNTERPARTS. This Fourth Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     10.  EFFECTIVENESS. This Fourth Amendment shall become effective upon the
          -------------
satisfaction of each of the following conditions:

          (a) This Fourth Amendment shall have been executed and delivered by the respective parties hereto; and

          (b) Each of the Banks shall have received an executed allonge to such Bank's Revolving Credit Note adding each of Apex, Donno, RSI, Suffolk, and NRT as a Borrower in form and substance satisfactory to such Bank.

     11.  COVENANT REGARDING NEW BORROWERS. The Borrowers agree to deliver on or
          -------- --------- --- ---------
before April 11, 1997 each of the following, in form and substance satisfactory to the Agent or the Banks, as the case may be:

          (a) The Borrowers shall deliver to the Agent the certified directors' resolutions of each Apex, Donno, RSI, Suffolk, and NRT satisfactory to the Agent authorizing the execution and delivery of the allonges to the Notes and this Fourth Amendment, and otherwise authorizing this Fourth Amendment and all related documents;

          (b) The Borrowers shall deliver to the Banks an opinion of counsel to the Borrowers as to the due authorization and enforceability of this Fourth Amendment as it relates to Apex, Donno, RSI, Suffolk, and NRT, the allonges to the Notes to be issued to the Banks pursuant to (S)10(ii) hereof, the due organization, legal existence, and good standing of Apex, Donno, RSI Suffolk, and NRT and all other matters as the Banks may reasonably request;

          (c) The Borrowers shall deliver to the Agent a certificate of the Secretary or Assistant Secretary of Apex, Donno, RSI, Suffolk, and NRT regarding the charter documents of each such Borrower and the incumbency of the officers of each such Borrower; and

          (d) The Borrowers shall deliver to the Agent the certificates for all of the issued and outstanding shares of Apex, Donno, RSI, Suffolk, and NRT together with stock powers endorsed in blank.

     Failure to deliver each of such items on or before April 11, 1997 shall constitute an Event of Default under the Credit Agreement.

     12.  ENTIRE AGREEMENT.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS
          ----------------
AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have duly executed this Fourth Amendment under seal as of the date first set forth above.


                              THE BORROWERS:
                              -------------

                              EASTERN ENVIRONMENTAL SERVICES,
                              INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              SUPER KWIK, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              PULAKSI GRADING, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              CAROLINA GRADING, INC.

                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              S&S GRADING, INC.

                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              ALLIED WASTE SERVICES, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              OLNEY SANITARY SYSTEM, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              EASTERN WASTE OF NEW YORK, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              R&A BENDER, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              BAYSIDE OF MARION, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              EASTERN WASTE OF L.I., INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              EASTERN CONTAINER CORPORATION


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              APEX WASTE SERVICES, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              DONNO COMPANY, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              RESIDENTIAL SERVICE, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              SUFFOLK WASTE SYSTEMS, INC.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------


                              NRT REALTY CORP.


                              By:     /s/ Gregory M. Krzemien
                                     ------------------------------------------
                              Title: Chief Financial Officer and Treasurer
                                     ------------------------------------------

                              THE BANKS:
                              ----------

                              BANK OF AMERICA ILLINOIS

                                  /s/ Timothy J. Pepawski
                              By: _______________________________________

                                     Senior Vice President
                              Title: ____________________________________


                              THE FIRST NATIONAL BANK OF BOSTON,
                              INDIVIDUALLY AND AS AGENT

                                  /s/ Ann E. Howard
                              By: _______________________________________

                                      Group Executive
                              Title: ____________________________________